AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

LORAL SPACE & COMMUNICATIONS INC.

LORAL SKYNET CORPORATION

AND

THE PERSONS LISTED ON THE

SIGNATURE PAGES HEREOF

DATED AS OF FEBRUARY 27, 2007

ARTICLE I

DEFINITIONS.

1.1	Defined Terms.

1.2	General Interpretive Principles

ARTICLE II

DEMAND REGISTRATION

2.1 2.2 2.3 2.4 2.5 2.6 2.7	Request for Registration. Joining Holders Effective Registration Underwritten Offerings Priority on Demand Registrations Withdrawal and Cancellation of Registration Registration Statement Form

ARTICLE III

PIGGYBACK REGISTRATIONS.

3.1 3.2 3.3 3.4	Holder Piggyback Registration Priority on Piggyback Registrations. Withdrawals Underwritten Offerings.

ARTICLE IV

SHELF REGISTRATION

4.1	Shelf Registration Filing.

4.2	Required Period and Shelf Registration Procedures

ARTICLE V

STANDSTILL AND SUSPENSION PERIODS

5.1 5.2 5.3	Company Standstill Period Suspension Period Holder Standstill Period

ARTICLE VI

REGISTRATION PROCEDURES

6.1 6.2 6.3	Company Obligations Holder Obligations Subsequent Registration Rights

ARTICLE VII

INDEMNIFICATION

7.1 7.2 7.3 7.4 7.5	Indemnification by the Company Indemnification by the Holders Notice of Claims, Etc Contribution Indemnification Payments; Other Remedies.

ARTICLE VIII

REGISTRATION EXPENSES.

ARTICLE IX

RULE 144

ARTICLE X

MISCELLANEOUS

10.1 10.2 10.3 10.4 10.5 10.6 10.7 10.8 10.9 10.10 10.11 10.12 10.13	Notice Generally
Successors and Assigns
Amendments; Waivers
Injunctive Relief
Attorney’s Fees
Termination Of Registration Rights; Survival
Severability
Headings
Governing Law; Jurisdiction
Loral Class B Non-Voting Stock
Counterparts and Facsimile Execution
Entire Agreement
Further Assurances

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 27, 2007, by and among Loral Space & Communications Inc., a Delaware corporation (“Loral”), Loral Skynet Corporation, a Delaware corporation (“Skynet”), and the Holders (as hereinafter defined) of Registrable Securities (as hereinafter defined).

RECITALS

A. Subject to and on the terms and conditions set forth in that certain Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of June 3, 2005 (the “Plan”), which Plan was confirmed on August 1, 2005 by order of the United States Bankruptcy Court for the Southern District of New York, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the Holders received, on the effective date of the Plan, from (i) Loral shares of the Loral Common Stock (as hereinafter defined), and (ii) Skynet (a) shares of Skynet Preferred Stock (as hereinafter defined), and (b) Skynet Notes (as hereinafter defined), pursuant to a rights offering by Skynet under the Plan (the “Rights Offering”) and/or the Backstop Commitment Agreement (as defined in the Plan);

B. Pursuant to and as authorized by the Bankruptcy Court order confirming the Plan, Loral, Skynet and the holders signatory thereto entered into that certain Registration Rights Agreement, dated as of November 21, 2005, as amended by those certain letter agreements, dated as of April 3, 2006, June 14, 2006, June 29, 2006, August 2, 2006, August 24, 2006, September 21, 2006 and October 31, 2006 (the “Registration Rights Agreement”), which provided the holders thereto with certain rights relating to the registration of the Loral Common Stock, the Skynet Preferred Stock and the Skynet Notes;

C. Loral and MHR Fund Management LLC entered into that certain Securities Purchase Agreement, dated as of October 17, 2006, as amended and restated as of February 27, 2007 (as so amended and restated, the “Securities Purchase Agreement”), pursuant to which Loral will issue and sell shares of (i) Series A-1 Cumulative 7.50% Convertible Preferred Stock, par value $0.01 per share, of Loral (the “Loral Series A-1 Preferred Stock”), convertible into shares of Loral Common Stock and, upon the Class B Non-Voting Stock Authorization (as hereinafter defined), Loral Class B-2 Non-Voting Stock (as hereinafter defined) under the circumstances set forth in the certificate of designation attached as Exhibit A to the Securities Purchase Agreement (the “Series A Certificate of Designation”), and having the rights, preferences, privileges and powers set forth therein, and (ii) Series B-1 Cumulative 7.50% Preferred Stock, par value $.01 per share, of Loral (the “Loral Series B-1 Preferred Stock”), convertible into shares of Loral Common Stock and, upon the Class B Non-Voting Stock Authorization, into shares of Loral Class B-1 Non-Voting Stock (as hereinafter defined) and Loral Class B-2 Non-Voting Stock under the circumstances set forth in the certificate of designation attached as Exhibit B to the Securities Purchase Agreement (the “Series B Certificate of Designation”) and having the rights, preferences, privileges and powers set forth therein. The Series A Certificate of Designation contemplates the issuance, upon the occurrence of certain events, of shares of Series A-2 Convertible Preferred Stock, par value $0.01 per share, of Loral (the “Loral Series A-2 Preferred Stock,” and, with the Loral Series A-1 Preferred Stock, the “Loral Series A Preferred Stock”), convertible, upon the Class B Non-Voting Stock Authorization, into shares of Loral Class B-2 Non-Voting Stock, and having the rights, preferences, privileges and powers set forth in the Series A Certificate of Designation. The Series B Certificate of Designation contemplates the issuance, upon the occurrence of certain events, of shares of Series B-2 Convertible Preferred Stock, par value $0.01 per share, of Loral (the “Loral Series B-2 Preferred Stock,” and, with the Loral Series B-1 Preferred Stock, the “Loral Series B Preferred Stock”), convertible, upon the Class B Non-Voting Stock Authorization, into shares of Loral Class B-2 Non-Voting Stock, and having the rights, preferences, privileges and powers set forth in the Series B Certificate of Designation; and

D. In connection with the consummation of the transactions contemplated by the Securities Purchase Agreement, Loral, Skynet and the Holders desire to amend and restate the Registration Rights Agreement to provide the Holders with certain rights relating to the registration of the Loral Series A Preferred Stock, Loral Series B Preferred Stock and Loral Class B Non-Voting Stock (or any Common Stock issued upon the conversion or exchange thereof) owned as of the date hereof or that may be owned from time to time after the date hereof by the Holders or their Affiliates (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing, and the agreements set forth below, the parties hereby agree with each other as follows:

ARTICLE I

DEFINITIONS.

1.1 Defined Terms.

As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

“Action” has the meaning assigned to such term in Section 7.3 hereof.

“Additional Holders” means the Permitted Assignees of Registrable Securities who, from time to time, acquire Registrable Securities and own Registrable Securities at the relevant time, agree to be bound by the terms hereof and become Holders for purposes of this Agreement.

“Adverse Effect” has the meaning assigned to such term in Section 2.5 hereof.

“Affiliate” of a Person means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement, as the same may be amended, supplemented or restated from time to time.

“Auditor Consent” means the consent of the independent public accountants of Loral to use the report of such independent public accountants relating to Loral’s financial statements and to refer to such independent public accountants under the heading “Experts” in the Loral Universal Shelf Registration Statement.

“Backstop Commitment Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

“Class B Non-Voting Stock Authorization” shall have the meaning assigned to such term in the Securities Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Company” means, as applicable to the situation at hand, either Loral or Skynet.

“Company Indemnified Person” has the meaning assigned to such term in Section 7.2 hereof.

“Company Standstill Period” has the meaning assigned to such term in Section 5.1 hereof.

“Demand Registration” means, as applicable to the situation at hand, a Loral Common Stock Demand Registration, a Loral Class B-1 Non-Voting Stock Demand Registration, a Loral Class B-2 Non-Voting Stock Demand Registration, a Loral Series A-1 Preferred Stock Demand Registration, a Loral Series A-2 Preferred Stock Demand Registration, a Loral Series B-1 Preferred Stock Demand Registration, a Loral Series B-2 Preferred Stock Demand Registration, a Skynet Preferred Stock Demand Registration or a Skynet Notes Demand Registration.

“Demand Request” has the meaning assigned to such term in Section 2.1(a) hereof.

“DTC” means The Depository Trust Company, or any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Holder” means any (i) Person who owns Registrable Securities at the relevant time and is a party to this Agreement or (ii) any Additional Holder.

“Indemnified Person” has the meaning assigned to such term in Section 7.1 hereof.

“Indemnitee” has the meaning assigned to such term in Section 7.3 hereof.

“Inspectors” has the meaning assigned to such term in Section 6.1(k) hereof.

“Joining Holder” has the meaning assigned to such term in Section 2.2 hereof.

“Loral” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Loral Class B Non-Voting Stock” means the Loral Class B-1 Non-Voting Stock and the Loral Class B-2 Non-Voting Stock.

“Loral Class B-1 Non-Voting Stock” means the Class B-1 Non-Voting Common Stock, par value $0.01 per share, of Loral.

“Loral Class B-1 Non-Voting Stock Demand Registration” has the meaning assigned to such term in Section 2.1(b) hereof.

“Loral Class B-2 Non-Voting Stock” means the Class B-2 Non-Voting Common Stock, par value $0.01 per share, of Loral.

“Loral Class B-2 Non-Voting Stock Demand Registration” has the meaning assigned to such term in Section 2.1(c) hereof.

“Loral Common Stock” means the authorized common stock, par value $0.01 per share, of Loral.

“Loral Common Stock Demand Registration” has the meaning assigned to such term in Section 2.1(a) hereof.

“Loral Series A Preferred Stock” has the meaning assigned to such term in the Recitals to this Agreement.

“Loral Series A-1 Preferred Stock” has the meaning assigned to such term in the Recitals to this Agreement.

“Loral Series A-1 Preferred Stock Demand Registration” has the meaning assigned to such term in Section 2.1(d) hereof.

“Loral Series A-2 Preferred Stock” has the meaning assigned to such term in the Recitals to this Agreement.

“Loral Series A-2 Preferred Stock Demand Registration” has the meaning assigned to such term in Section 2.1(e) hereof.

“Loral Series B Preferred Stock” has the meaning assigned to such term in the Recitals to this Agreement.

“Loral Series B-1 Preferred Stock” has the meaning assigned to such term in the Recitals to this Agreement.

“Loral Series B-1 Preferred Stock Demand Registration” has the meaning assigned to such term in Section 2.1(f) hereof.

“Loral Series B-2 Preferred Stock” has the meaning assigned to such term in the Recitals to this Agreement.

“Loral Series B-2 Preferred Stock Demand Registration” has the meaning assigned to such term in Section 2.1(g) hereof.

“Loral Shelf Filing Deadline” has the meaning assigned to such term in Section 4.1(a) hereof.

“Loral Universal Shelf Registration Statement” has the meaning assigned to such term in Section 4.1(a) hereof.

“Loss” and “Losses” have the meanings assigned to such terms in Section 7.1 hereof.

“Major Holder” means, with respect to a class or series of Registrable Securities, any Person or group of Affiliated Persons that holds a minimum of 25% of such class or series of Registrable Securities as of the date hereof or any Additional Holder that acquires the rights of such Person or group of Affiliated Persons in accordance with the terms of this Agreement; provided however, that any Person who holds a minimum of 25% of the Loral Series B-1 Preferred Stock as of the date hereof shall be deemed to be a Major Holder with respect to the Loral Class B-1 Non-Voting Stock and any Person who holds a minimum of 25% of the Loral Series A-2 Preferred Stock and Loral Series B-2 Preferred Stock, in the aggregate at such time as any shares of Series A-2 Preferred Stock or Series B-2 Preferred Stock are outstanding, shall be deemed to be a Major Holder with respect to the Loral Class B-2 Non-Voting Stock.

“Majority Participating Holders” means, with respect to any registration of Registrable Securities under this Agreement, the Holder or Holders at the relevant time of at least a majority of the Registrable Securities of all Holders to be included in the Registration Statement in question.

“Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company or any of its subsidiaries, which, in the good faith determination of the Board of Directors of the Company after consultation with counsel to the Company (i) requires disclosure of material, non-public information relating to such event in any Registration Statement or related Prospectus (including documents incorporated by reference therein) so that such Registration Statement would not be materially misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws but for the filing of such Registration Statement or related Prospectus and (iii) if publicly disclosed at the time of such event, could reasonably be expected to have a material adverse effect on the business, financial condition or prospects of the Company and its subsidiaries or would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.

“NASD” has the meaning assigned to such term in Section 6.1(n) hereof.

“Participating Holder” means any Holder on whose behalf Registrable Securities are registered pursuant to Articles II, III or IV hereof.

“Permitted Assignee” means (a) any Affiliate of any Holder who acquires Registrable Securities from such Holder or its Affiliates; or (b) any other Person who (i) acquires any Holder’s Registrable Securities in an amount of at least 2% of the total number or amount, as applicable, of outstanding securities of the applicable class or series of Registrable Securities calculated as of the date hereof; and (ii) shall have been designated as a Permitted Assignee by such Holder in a written notice to the Company; provided, however, that the rights of any Person designated as a Permitted Assignee referred to in the foregoing clause (b) shall be limited if, and to the extent, provided in such notice.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Piggyback Registration” has the meaning assigned to such term in Section 3.1 hereof.

“Plan” has the meaning assigned to such term in the Recitals to this Agreement.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus.

“Records” has the meaning assigned to such term in Section 6.1(k) hereof.

The terms “register,” “registered” and “registration” mean a registration effected by preparing and filing with the Commission a Registration Statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such Registration Statement under the Securities Act.

“Registrable Securities” means (i) the shares of Loral Common Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) now or at any time in the future, including shares of Loral Common Stock issued upon the conversion or exchange of any shares of Loral Series A-1 Preferred Stock, Loral Series B-1 Preferred Stock or Loral Class B-1 Non-Voting Stock (“Registrable Loral Common Stock”), (ii) the shares of Loral Class B-1 Non-Voting Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) at any time in the future, including shares of Loral Class B-1 Non-Voting Stock issued upon the conversion or exchange of any shares of Loral Series A-1 Preferred Stock, Loral Series B-1 Preferred Stock or Loral Class B-2 Non-Voting Stock (“Registrable Loral Class B-1 Non-Voting Stock”), (iii) the shares of Loral Class B-2 Non-Voting Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) at any time in the future, including shares of Loral Class B-2 Non-Voting Stock issued upon the conversion or exchange of any shares of Loral Series A-2 Preferred Stock or Loral Series B-2 Preferred Stock (“Registrable Loral Class B-2 Non-Voting Stock”), (iv) the shares of Loral Series A-1 Preferred Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) now or at any time in the future (“Registrable Loral Series A-1 Preferred Stock”), (v) the shares of Loral Series A-2 Preferred Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) at any time in the future (“Registrable Loral Series A-2 Preferred Stock”), (vi) the shares of Loral Series B-1 Preferred Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) now or at any time in the future (“Registrable Loral Series B-1 Preferred Stock”), (vii) the shares of Loral Series B-2 Preferred Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) at any time in the future (“Registrable Loral Series B-2 Preferred Stock”), (viii) the shares of Skynet Preferred Stock held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) now or at any time in the future (“Registrable Skynet Preferred Stock”), (ix) any Skynet Notes held by any of the Holders (or their respective Affiliates and successors or Permitted Assignees) now or at any time in the future (“Registrable Skynet Notes”), and (x) any securities that may be issued or distributed or be issuable in respect thereof, including by way of stock dividend, stock split or other similar distribution, payment in kind with respect to any interest payment, merger, consolidation, exchange offer, recapitalization or reclassification or similar transaction or exercise or conversion of any of the foregoing; provided, however, that as to any Registrable Securities, such securities shall cease to constitute “Registrable Securities” for purposes of this Agreement if and when (i) a Registration Statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant such Registration Statement, (ii) such securities are distributed pursuant to Rule 144, (iii) such securities are otherwise sold or transferred (other than in a transaction under clause (i) or (ii) above) by a Person in a transaction in which such Person’s rights under this Agreement are not assigned, (iv) such securities are no longer outstanding, (v) such securities are sold or transferred by the beneficial owner of such securities pursuant to Rule 144(k) and new certificates for such securities not bearing a legend restricting transfer under the Securities Act shall have been delivered to the Holder thereof by the Company, or (vi) such securities are, in the reasonable determination of the Holder thereof, otherwise freely-transferable by such Holder without any restriction under the Securities Act at the time such Holder desires to sell or transfer such securities. For purposes of this Agreement, a “class” or “series” of Registrable Securities shall mean all securities with the same rights, preferences, privileges and powers and a “percentage” (or a “majority”) of the Registrable Securities (or, where applicable, of any other securities) shall be determined (x) based on the number of shares of such securities, in the case of Registrable Securities which are equity securities, and (y) based on the principal amount of such securities, in the case of Registrable Securities which are debt securities.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Requesting Holder” has the meaning assigned to such term in Section 2.1(i) hereof.

“Requesting Loral Class B-1 Non-Voting Stockholder” has the meaning assigned to such term in Section 2.1(b) hereof.

“Requesting Loral Class B-2 Non-Voting Stockholder” has the meaning assigned to such term in Section 2.1(c) hereof.

“Requesting Loral Common Stockholder” has the meaning assigned to such term in Section 2.1(a) hereof.

“Requesting Loral Series A-1 Preferred Stockholder” has the meaning assigned to such term in Section 2.1(d) hereof.

“Requesting Loral Series A-2 Preferred Stockholder” has the meaning assigned to such term in Section 2.1(e) hereof.

“Requesting Loral Series B-1 Preferred Stockholder” has the meaning assigned to such term in Section 2.1(f) hereof.

“Requesting Loral Series B-2 Preferred Stockholder” has the meaning assigned to such term in Section 2.1(g) hereof.

“Requesting Skynet Noteholder” has the meaning assigned to such term in Section 2.1(i) hereof.

“Requesting Skynet Preferred Stockholder” has the meaning assigned to such term in Section 2.1(h) hereof.

“Required Filing Date” has the meaning assigned to such term in Section 2.1(a) hereof.

“Required Period” has the meaning assigned to such term in Section 4.2 hereof.

“Rights Offering” has the meaning assigned to such term in the Recitals to this Agreement.

“Rule 144” means Rule 144 (or any similar provision then in force) promulgated under the Securities Act.

“Rule 144(k)” means Rule 144(k) (or any similar provision then in force) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Securities Purchase Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Shelf Registration Statement” means, as applicable to the situation at hand, a Loral Universal Shelf Registration Statement, a Skynet Preferred Stock Shelf Registration Statement or a Skynet Notes Shelf Registration Statement.

“Skynet” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Skynet Notes” means the senior secured notes issued by Skynet in connection with the Rights Offering and the Backstop Commitment Agreement.

“Skynet Notes Demand Registration” has the meaning assigned to such term in Section 2.1(i) hereof.

“Skynet Notes Shelf Registration Statement” has the meaning assigned to such term in Section 4.1(b) hereof.

“Skynet Notes Shelf Request” has the meaning assigned to such term in Section 4.1(b) hereof.

“Skynet Preferred Stock” means the authorized non-convertible preferred stock, par value $0.01 per share, of Skynet.

“Skynet Preferred Stock Demand Registration” has the meaning assigned to such term in Section 2.1(h) hereof.

“Skynet Preferred Stock Shelf Registration Statement” has the meaning assigned to such term in Section 4.1(b) hereof.

“Skynet Preferred Stock Shelf Request” has the meaning assigned to such term in Section 4.1(b) hereof.

“Suspension Notice” has the meaning assigned to such term in Section 5.2 hereof.

“Suspension Period” has the meaning assigned to such term in Section 5.2 hereof.

“Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

1.2 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits and schedules hereto), and references herein to Sections refer to Sections of this Agreement. The words “include,” “includes” and “including,” when used in this Agreement, shall be deemed to be followed by the words “without limitation.”

ARTICLE II

DEMAND REGISTRATION

2.1 Request for Registration.

(a) Loral Common Stock. Subject to the provisions contained in this Section 2.1(a) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Loral Common Stockholder”), make a request in writing (a “Demand Request”) that Loral effect the registration under the Securities Act of any specified number of shares of Registrable Loral Common Stock held by the Requesting Loral Common Stockholders (a “Loral Common Stock Demand Registration”); provided, however, that Loral shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Loral Common Stock Demand Registrations in total;

(ii) more than two (2) Loral Common Stock Demand Registrations in any 12-month period;

(iii) subject to Loral’s compliance with its obligations under Article III hereof, any Loral Common Stock Demand Registration during the period commencing with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Common Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Loral Common Stock Demand Registration if the Loral Universal Shelf Registration Statement is then effective, and such Loral Universal Shelf Registration Statement may be utilized by the Requesting Loral Common Stockholder for the offering and sale of any of its Registrable Loral Common Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(a) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Loral shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission as promptly as practicable but in any event not later than 60 days after receiving a Demand Request (the “Required Filing Date”), such shares of Registrable Loral Common Stock as may be requested by such Requesting Loral Common Stockholders in their Demand Request together with any other Registrable Loral Common Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Loral shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(b) Loral Class B-1 Non-Voting Stock. Subject to the provisions contained in this Section 2.1(b) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Loral Class B-1 Non-Voting Stockholder”), make a Demand Request that Loral effect the registration under the Securities Act of any specified number of shares of Registrable Loral Class B-1 Non-Voting Stock held by the Requesting Loral Class B-1 Non-Voting Stockholders (a “Loral Class B-1 Non-Voting Stock Demand Registration”); provided, however, that Loral shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Loral Class B-1 Non-Voting Stock Demand Registrations in total;

(ii) more than two (2) Loral Class B-1 Non-Voting Stock Demand Registrations in any 12-month period;

(iii) subject to Loral’s compliance with its obligations under Article III hereof, any Loral Class B-1 Non-Voting Stock Demand Registration during the period commencing with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Class B-1 Non-Voting Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Loral Class B-1 Non-Voting Stock Demand Registration if the Loral Universal Shelf Registration Statement is then effective, and such Loral Universal Shelf Registration Statement may be utilized by the Requesting Loral Class B-1 Non-Voting Stockholder for the offering and sale of any of its Registrable Loral Class B-1 Non-Voting Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(b) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Loral shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission as promptly as practicable but in any event not later than the Required Filing Date, such shares of Registrable Loral Class B-1 Non-Voting Stock as may be requested by such Requesting Loral Class B-1 Non-Voting Stockholders in their Demand Request together with any other Registrable Loral Class B-1 Non-Voting Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Loral shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(c) Loral Class B-2 Non-Voting Stock. Subject to the provisions contained in this Section 2.1(c) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Loral Class B-2 Non-Voting Stockholder”), make a Demand Request that Loral effect the registration under the Securities Act of any specified number of shares of Registrable Loral Class B-2 Non-Voting Stock held by the Requesting Loral Class B-2 Non-Voting Stockholders (a “Loral Class B-2 Non-Voting Stock Demand Registration”); provided, however, that Loral shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Loral Class B-2 Non-Voting Stock Demand Registrations in total;

(ii) more than two (2) Loral Class B-2 Non-Voting Stock Demand Registrations in any 12-month period;

(iii) subject to Loral’s compliance with its obligations under Article III hereof, any Loral Class B-2 Non-Voting Stock Demand Registration during the period commencing with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Class B-2 Non-Voting Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Loral Class B-2 Non-Voting Stock Demand Registration if the Loral Universal Shelf Registration Statement is then effective, and such Loral Universal Shelf Registration Statement may be utilized by the Requesting Loral Class B-2 Non-Voting Stockholder for the offering and sale of any of its Registrable Loral Class B-2 Non-Voting Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(c) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Loral shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission as promptly as practicable but in any event not later than the Required Filing Date, such shares of Registrable Loral Class B-2 Non-Voting Stock as may be requested by such Requesting Loral Class B-2 Non-Voting Stockholders in their Demand Request together with any other Registrable Loral Class B-2 Non-Voting Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Loral shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(d) Loral Series A-1 Preferred Stock. Subject to the provisions contained in this Section 2.1(d) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Loral Series A-1 Preferred Stockholder”), make a Demand Request that Loral effect the registration under the Securities Act of any specified number of shares of Registrable Loral Series A-1 Preferred Stock held by the Requesting Loral Series A-1 Preferred Stockholders (a “Loral Series A-1 Preferred Stock Demand Registration”); provided, however, that Loral shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Loral Series A-1 Preferred Stock Demand Registrations in total;

(ii) more than two (2) Loral Series A-1 Preferred Stock Demand Registrations in any 12-month period;

(iii) subject to Loral’s compliance with its obligations under Article III hereof, any Loral Series A-1 Preferred Stock Demand Registration during the period commencing with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Series A-1 Preferred Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Loral Series A-1 Preferred Stock Demand Registration if the Loral Universal Shelf Registration Statement is then effective, and such Loral Universal Shelf Registration Statement may be utilized by the Requesting Loral Series A-1 Preferred Stockholder for the offering and sale of any of its Registrable Loral Series A-1 Preferred Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(d) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Loral shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission by the Required Filing Date, such shares of Registrable Loral Series A-1 Preferred Stock as may be requested by such Requesting Loral Series A-1 Preferred Stockholders in their Demand Request together with any other Registrable Loral Series A-1 Preferred Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Loral shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(e) Loral Series A-2 Preferred Stock. Subject to the provisions contained in this Section 2.1(e) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Loral Series A-2 Preferred Stockholder”), make a Demand Request that Loral effect the registration under the Securities Act of any specified number of shares of Registrable Loral Series A-2 Preferred Stock held by the Requesting Loral Series A-2 Preferred Stockholders (a “Loral Series A-2 Preferred Stock Demand Registration”); provided, however, that Loral shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Loral Series A-2 Preferred Stock Demand Registrations in total;

(ii) more than two (2) Loral Series A-2 Preferred Stock Demand Registrations in any 12-month period;

(iii) subject to Loral’s compliance with its obligations under Article III hereof, any Loral Series A-2 Preferred Stock Demand Registration during the period commencing with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Series A-2 Preferred Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Loral Series A-2 Preferred Stock Demand Registration if the Loral Universal Shelf Registration Statement is then effective, and such Loral Universal Shelf Registration Statement may be utilized by the Requesting Loral Series A-2 Preferred Stockholder for the offering and sale of any of its Registrable Loral Series A-2 Preferred Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(e) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Loral shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission by the Required Filing Date, such shares of Registrable Loral Series A-2 Preferred Stock as may be requested by such Requesting Loral Series A-2 Preferred Stockholders in their Demand Request together with any other Registrable Loral Series A-2 Preferred Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Loral shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(f) Loral Series B-1 Preferred Stock. Subject to the provisions contained in this Section 2.1(f) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Loral Series B-1 Preferred Stockholder”), make a Demand Request that Loral effect the registration under the Securities Act of any specified number of shares of Registrable Loral Series B-1 Preferred Stock held by the Requesting Loral Series B-1 Preferred Stockholders (a “Loral Series B-1 Preferred Stock Demand Registration”); provided, however, that Loral shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Loral Series B-1 Preferred Stock Demand Registrations in total;

(ii) more than two (2) Loral Series B-1 Preferred Stock Demand Registrations in any 12-month period;

(iii) subject to Loral’s compliance with its obligations under Article III hereof, any Loral Series B-1 Preferred Stock Demand Registration during the period commencing with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Series B-1 Preferred Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Loral Series B-1 Preferred Stock Demand Registration if the Loral Universal Shelf Registration Statement is then effective, and such Loral Universal Shelf Registration Statement may be utilized by the Requesting Loral Series B-1 Preferred Stockholder for the offering and sale of any of its Registrable Loral Series B-1 Preferred Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(f) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Loral shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission by the Required Filing Date, such shares of Registrable Loral Series B-1 Preferred Stock as may be requested by such Requesting Loral Series B-1 Preferred Stockholders in their Demand Request together with any other Registrable Loral Series B-1 Preferred Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Loral shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(g) Loral Series B-2 Preferred Stock. Subject to the provisions contained in this Section 2.1(g) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Loral Series B-2 Preferred Stockholder”), make a Demand Request that Loral effect the registration under the Securities Act of any specified number of shares of Registrable Loral Series B-2 Preferred Stock held by the Requesting Loral Series B-2 Preferred Stockholders (a “Loral Series B-2 Preferred Stock Demand Registration”); provided, however, that Loral shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Loral Series B-2 Preferred Stock Demand Registrations in total;

(ii) more than two (2) Loral Series B-2 Preferred Stock Demand Registrations in any 12-month period;

(iii) subject to Loral’s compliance with its obligations under Article III hereof, any Loral Series B-2 Preferred Stock Demand Registration during the period commencing with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Series B-2 Preferred Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Loral Series B-2 Preferred Stock Demand Registration if the Loral Universal Shelf Registration Statement is then effective, and such Loral Universal Shelf Registration Statement may be utilized by the Requesting Loral Series B-2 Preferred Stockholder for the offering and sale of any of its Registrable Loral Series B-2 Preferred Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(g) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Loral shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission by the Required Filing Date, such shares of Registrable Loral Series B-2 Preferred Stock as may be requested by such Requesting Loral Series B-2 Preferred Stockholders in their Demand Request together with any other Registrable Loral Series B-2 Preferred Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Loral shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(h) Skynet Preferred Stock. Subject to the provisions contained in this Section 2.1(h) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Skynet Preferred Stockholder”), make a Demand Request that Skynet effect the registration under the Securities Act of any specified number of shares of Registrable Skynet Preferred Stock held by the Requesting Skynet Preferred Stockholders (a “Skynet Preferred Stock Demand Registration”); provided, however, that Skynet shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Skynet Preferred Stock Demand Registrations in total;

(ii) more than two (2) Skynet Preferred Stock Demand Registrations in any 12-month period;

(iii) subject to Skynet’s compliance with its obligations under Article III hereof, any Skynet Preferred Stock Demand Registration during the period commencing with Skynet’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Skynet for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Skynet uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Skynet’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Skynet shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Skynet Preferred Stock pursuant to the Skynet Preferred Stock Shelf Registration Statement (if any); (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Skynet Preferred Stock Demand Registration if the Skynet Preferred Stock Shelf Registration Statement is then effective, and such Skynet Preferred Stock Shelf Registration Statement may be utilized by the Requesting Skynet Preferred Stockholder for the offering and sale of any of its Registrable Skynet Preferred Stock without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(h) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Skynet shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission by the Required Filing Date, such shares of Registrable Skynet Preferred Stock as may be requested by such Requesting Skynet Preferred Stockholders in their Demand Request together with any other Registrable Skynet Preferred Stock as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Skynet shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. Notwithstanding anything to the contrary contained herein, a Major Holder may make a Demand Request that Skynet effect the registration of Skynet Preferred Stock and Skynet Notes in a single Registration Statement and such Demand Request shall be counted, in the sole discretion of such Major Holder, as either a Skynet Preferred Stock Demand Registration or a Skynet Notes Demand Registration.

(i) Skynet Notes. Subject to the provisions contained in this Section 2.1(i) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time (each, a “Requesting Skynet Noteholder,” and collectively with a Requesting Loral Common Stockholder, a Requesting Loral Class B-1 Non-Voting Stockholder, a Requesting Loral Class B-2 Non-Voting Stockholder, a Requesting Loral Series A-1 Preferred Stockholder, a Requesting Loral Series A-2 Preferred Stockholder, a Requesting Loral Series B-1 Preferred Stockholder, a Requesting Loral Series B-2 Preferred Stockholder and a Requesting Skynet Preferred Stockholder, as the case may be, a “Requesting Holder”), make a Demand Request that Skynet effect the registration under the Securities Act of any specified principal amount of Registrable Skynet Notes held by the Requesting Skynet Noteholders (a “Skynet Notes Demand Registration,” and collectively with a Loral Common Stock Demand Registration, a Loral Class B-1 Non-Voting Stock Demand Registration, a Loral Class B-2 Non-Voting Stock Demand Registration, a Loral Series A-1 Preferred Stock Demand Registration, a Loral Series A-2 Preferred Stock Demand Registration, a Loral Series B-1 Preferred Stock Demand Registration, a Loral Series B-2 Preferred Stock Demand Registration and a Skynet Preferred Stock Demand Registration, as the case may be, a “Demand Registration”); provided, however, that Skynet shall in no event be required to effect:

(i) subject to subsection (j) below, more than three (3) Skynet Notes Demand Registrations in total;

(ii) more than two (2) Skynet Notes Demand Registrations in any 12-month period;

(iii) subject to Skynet’s compliance with its obligations under Article III hereof, any Skynet Notes Demand Registration during the period commencing with Skynet’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of debt securities of Skynet for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Skynet uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Skynet’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Skynet shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Skynet Notes pursuant to the Skynet Notes Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(iv) any Skynet Notes Demand Registration if the Skynet Notes Shelf Registration Statement is then effective, and such Skynet Notes Shelf Registration Statement may be utilized by the Requesting Skynet Noteholder for the offering and sale of any of its Registrable Skynet Notes without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

Subject to the provisions contained in this Section 2.1(i) and in Sections 5.2 and 5.3 hereof, upon receipt of a Demand Request, Skynet shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission by the Required Filing Date, such principal amount of Registrable Skynet Notes as may be requested by such Requesting Skynet Noteholders in their Demand Request together with any other Registrable Skynet Notes as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. Skynet shall use its reasonable efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after such filing. Notwithstanding anything to the contrary contained herein, a Major Holder may make a Demand Request that Skynet effect the registration of Skynet Preferred Stock and Skynet Notes in a single Registration Statement and such Demand Request shall be counted, in the sole discretion of such Major Holder, as a Skynet Preferred Stock Demand Registration or a Skynet Notes Demand Registration.

(j) Additional Demand Registration Rights. Notwithstanding and without prejudice to the provisions of subsections (a)(i), (b)(i), (c)(i), (d)(i), (e)(i), (f)(1), (g)(1), (h)(1) and (i)(1) above, in addition to the Demand Requests permitted under such subsections, any Major Holder may make at any time and the Company shall effect an aggregate of two (2), but not more than two (2), additional Demand Requests for any of a Loral Common Stock Demand Registration, a Loral Class B-1 Non-Voting Stock Demand Registration, a Loral Class B-2 Non-Voting Stock Demand Registration, a Loral Series A-1 Preferred Stock Demand Registration, a Loral Series A-2 Preferred Stock Demand Registration, a Loral Series B-1 Preferred Stock Demand Registration, a Loral Series B-2 Preferred Stock Demand Registration, a Skynet Preferred Stock Demand Registration or a Skynet Notes Demand Registration.

2.2 Joining Holders. If at any time the Company proposes to register Registrable Securities for the account of the Requesting Holders pursuant to Section 2.1 hereof, then (i) the Company shall give, or cause to be given, written notice of such proposed filing to all the Holders of such class or series of Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated filing date). Upon the written request of any Holder, received by the Company no later than the 10th Business Day after receipt by such Holder of the notice sent by the Company (each such Holder, a “Joining Holder”), to register, on the same terms and conditions as the securities otherwise being sold pursuant to such Demand Registration, any of its Registrable Securities of the same class or series as the securities otherwise being sold pursuant to such Demand Registration, the Company shall use its reasonable efforts to cause such Registrable Securities to be included in the Registration Statement proposed to be filed by the Company on the same terms and conditions as any securities of the same class or series included therein. All such requests by Joining Holders shall specify the aggregate amount and class or series of Registrable Securities to be registered and the intended method of distribution of the same.

2.3 Effective Registration. A registration shall not count as a Demand Registration under this Agreement (i) unless the related Registration Statement has been declared effective under the Securities Act and has remained effective until such time as all of such Registrable Securities covered thereby have been disposed of in accordance with the intended methods of disposition by the Participating Holders (but in no event for a period of more than 180 days after such Registration Statement becomes effective not including any Suspension Period) and if, after it has become effective, an offering of Registrable Securities pursuant to a Registration Statement is not terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, or (ii) if pursuant to Section 2.5 hereof, the Requesting Holders and Joining Holders are cut back to fewer than 75% of the Registrable Securities requested to be registered and at the time of the request there was not in effect a Shelf Registration Statement.

2.4 Underwritten Offerings. If the Majority Participating Holders who are included in any offering pursuant to a Demand Registration so elect, such offering shall be in the form of an Underwritten Offering. With respect to any such Underwritten Offering pursuant to a Demand Registration, the Company shall select an investment banking firm of national standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Majority Participating Holders.

2.5 Priority on Demand Registrations. With respect to any Underwritten Offering of Registrable Securities pursuant to a Demand Registration, no securities to be sold for the account of any Person (including the Company) other than the Requesting Holders and Joining Holders shall be included in a Demand Registration unless the managing underwriter advises the Requesting Holders in writing (or, in the case of a Demand Registration not being underwritten, the Majority Participating Holders determine) that the inclusion of such securities shall not adversely affect the price or success of the offering (an “Adverse Effect”) and the Majority Holder making such Demand Request reasonably agrees. Furthermore, in the event that the managing underwriter advises the Requesting Holders in writing (or the Majority Participating Holders determine) that the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders and Joining Holders is sufficiently large (even after exclusion of all securities of any other Person pursuant to the immediately preceding sentence) to cause an Adverse Effect, the number of Registrable Securities to be included in such Demand Registration shall be allocated among all such Requesting Holders and Joining Holders pro rata for each Holder based on the percentage derived by dividing (i) the number of Registrable Securities that each such Holder requested to be included in such Demand Registration by (ii) the aggregate number of Registrable Securities that all Requesting Holders and Joining Holders requested to be included in such Demand Registration; provided, however, that if, as a result of such proration, any Requesting Holder or Joining Holder shall not be entitled to include in a registration all Registrable Securities of the class or series that such Holder had requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (a) such request must be made in writing prior to the earlier of the execution of the underwriting agreement, if any, or the execution of the custody agreement with respect to such registration, if any, and (b) such withdrawal or reduction shall be irrevocable.

2.6 Withdrawal and Cancellation of Registration. Any Participating Holder may withdraw its Registrable Securities from a Demand Registration at any time and any Majority Participating Holders shall have the right to cancel a proposed Demand Registration of Registrable Securities pursuant to this Article II in accordance with Section 3.3 hereof when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Participating Holders at the time of the Demand Request. Upon such cancellation, the Company shall cease all efforts to secure registration and such Demand Registration shall not be counted as a Demand Registration under this Agreement for any purpose; provided, however that notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the expenses of the Participating Holders incurred in connection with such cancelled registration through the date that is seven days after the time such information became known to the Participating Holders, to the extent such expenses are as described in clauses (i) through (x) of the first sentence of Article VIII hereof.

2.7 Registration Statement Form. Registrations under this Article II shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Holders of a majority of each class or series of Registrable Securities requesting participation in the Demand Registration and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable Holders’ requests for such registration. Notwithstanding the foregoing, if, pursuant to a Demand Registration, (x) the Company proposes to effect registration by filing a registration statement on Form S-3 (or any successor or similar short-form registration statement), (y) such registration is in connection with an Underwritten Offering and (z) the managing underwriter or underwriters shall advise the Company in writing that, in its or their opinion, the use of another form of registration statement (or the inclusion, rather than the incorporation by reference, of information in the Prospectus related to a registration statement on Form S-3 (or other short-form registration statement)) is of material importance to the success of such proposed offering, then such registration shall be effected on such other form (or such information shall be so included in such Prospectus).

ARTICLE III

PIGGYBACK REGISTRATIONS.

3.1 Holder Piggyback Registration. If the Company proposes to file a Registration Statement with respect to an offering of its securities (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give written notice of such proposed filing to the Holders not less than 21 days before the anticipated filing date, describing in reasonable detail the proposed registration (including the number and class or series of securities proposed to be registered, the proposed date of filing of such Registration Statement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such Registration Statement), and offering such Holders the opportunity to register such number of Registrable Securities of the same class or series as those being registered by the Company as each such Holder may request in writing (each a “Piggyback Registration”). Upon the written request of any Holder, received by the Company no later than ten (10) Business Days after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the securities otherwise being sold pursuant to such registration, any of such Holder’s Registrable Securities of the same class or series as those being registered (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company shall use its reasonable efforts to cause such Registrable Securities as to which registration shall have been so requested to be included in the Registration Statement proposed to be filed by the Company on the same terms and conditions as the securities otherwise being sold pursuant to such registration; provided, however, that, notwithstanding the foregoing, the Company may at any time, in its sole discretion, without the consent of any other Holder, delay or abandon the proposed offering in which any Holder had requested to participate pursuant to this Section 3.1 or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related Registration Statement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify each Holder that had notified the Company in accordance with this Section 3.1 of its intention to participate in such offering and the Company shall incur no liability for its failure to complete any such offering.

3.2 Priority on Piggyback Registrations.

(a) If the managing underwriter or underwriters for the related Piggyback Registration Underwritten Offering (or in the case of a Piggyback Registration not being underwritten, the Company, in good faith) advises the Holders in writing that the inclusion of such Registrable Securities would cause an Adverse Effect, then the Company shall be obligated to include in such Registration Statement only that number of Registrable Securities which, in the judgment of the managing underwriter (or the Company in good faith, as applicable), would not have an Adverse Effect; provided, however, that no such reduction shall reduce the aggregate amount of Registrable Securities included in such Registration Statement for the benefit of the requesting Holders to less than:

(i) in the case of Loral Common Stock, Loral Class B-1 Non-Voting Stock, Loral Class B-2 Non-Voting Stock, Loral Series A-1 Preferred Stock, Loral Series A-2 Preferred Stock, Loral Series B-1 Preferred Stock and Loral Series B-2 Preferred Stock (A) any time that the Loral Universal Shelf Registration Statement is not effective or the Holders may not otherwise utilize the Loral Universal Shelf Registration Statement for the offering and sale of their Registrable Loral Common Stock, Registrable Loral Class B-1 Non-Voting Stock, Registrable Loral Class B-2 Non-Voting Stock, Registrable Loral Series A-1 Preferred Stock, Registrable Loral Series A-2 Preferred Stock, Registrable Loral Series B-1 Preferred Stock or Registrable Loral Series B-2 Preferred Stock, all of the shares of Registrable Loral Common Stock, Registrable Loral Class B-1 Non-Voting Stock, Registrable Loral Class B-2 Non-Voting Stock, Registrable Loral Series A-1 Preferred Stock, Registrable Loral Series A-2 Preferred Stock, Registrable Loral Series B-1 Preferred Stock or Registrable Loral Series B-2 Preferred Stock, respectively, requested by the Holders to be included in such Registration Statement (but up to the maximum amount of the securities to be sold in the related Underwritten Offering), and (B) any time that the Loral Universal Shelf Registration Statement is effective and the Holders may utilize the Loral Universal Shelf Registration Statement for the offering and sale of their Registrable Loral Common Stock, Registrable Loral Class B-1 Non-Voting Stock, Registrable Loral Class B-2 Non-Voting Stock, Registrable Loral Series A-1 Preferred Stock, Registrable Loral Series A-2 Preferred Stock, Registrable Loral Series B-1 Preferred Stock or Registrable Loral Series B-2 Preferred Stock, fifty percent (50%) of the total number of securities that are included in each such Registration Statement thereafter;

(ii) in the case of Skynet Preferred Stock (A) any time that the Skynet Preferred Stock Shelf Registration Statement is not effective or the Holders may not otherwise utilize the Skynet Preferred Stock Shelf Registration Statement for the offering and sale of their Registrable Skynet Preferred Stock, all of the shares of Registrable Skynet Preferred Stock requested by the Holders to be included in such Registration Statement (but up to the maximum amount of the securities to be sold in the related Underwritten Offering), and (B) any time that the Skynet Preferred Stock Shelf Registration Statement is effective and the Holders may utilize the Skynet Preferred Stock Shelf Registration Statement for the offering and sale of their Registrable Skynet Preferred Stock, fifty percent (50%) of the total number of securities that are included in each such Registration Statement thereafter, and

(iii) in the case of Skynet Notes (A) any time that the Skynet Notes Shelf Registration Statement is not effective or the Holders may not otherwise utilize the Skynet Notes Shelf Registration Statement for the offering and sale of their Registrable Skynet Notes, all of the principal amount of Registrable Skynet Notes requested by the Holders to be included in such Registration Statement (but up to the maximum amount of the securities to be sold in the related Underwritten Offering), and (B) any time that the Skynet Notes Shelf Registration Statement is effective and the Holders may utilize the Skynet Notes Shelf Registration Statement for the offering and sale of their Registrable Skynet Notes, fifty percent (50%) of the total number of securities that are included in each such Registration Statement thereafter.

(iv) Any partial reduction in the number of Registrable Securities to be included in a Registration Statement pursuant to the immediately preceding sentence shall be affected by allocating the number of Registrable Securities to be included in such Registration Statement, among all the Holders requesting to be included in such Registration Statement pursuant to Section 3.1 hereof, pro rata based for each Holder on the percentage derived by dividing (i) the number of Registrable Securities that each such Holder requested to be included in such Registration Statement by (ii) the aggregate number of Registrable Securities that all Holders requested to be included in such Registration Statement; provided, however, that if, as a result of such proration, any Holder requesting to be included in such Registration Statement pursuant to Section 3.1 hereof shall not be entitled to include in a registration all Registrable Securities of the class or series that such Holder had requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included in accordance with Section 3.3 hereof.

(b) In the case of Loral Common Stock only, subject to Loral’s compliance with its obligations under this Article III, if prior to the filing or effectiveness of the Loral Universal Shelf Registration Statement, Loral initiates a proposal to register an Underwritten Offering of securities for its own account pursuant to this Article III and the Holders shall be afforded the right (whether or not exercised by the Holders) to include Registrable Securities in such Underwritten Offering in accordance with and subject to the provisions of this Article III, then the proposed registration for the account of Loral pursuant to this Article III shall be given priority in all respects.

3.3 Withdrawals. Each Holder shall have the right to withdraw its request for inclusion of all or any of its Registrable Securities in any Registration Statement pursuant to this Article III by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable.

3.4 Underwritten Offerings.

(a) In connection with the exercise of any registration rights granted to Holders pursuant to this Article III, if the registration is to be effected by means of an Underwritten Offering, the Company may condition participation in such registration by any such Holder upon inclusion of the Registrable Securities being so registered in such underwriting and such Holder’s entering into an underwriting agreement pursuant to Section 6.2(d) hereof.

(b) With respect to any offering of Registrable Securities pursuant to this Article III in the form of an Underwritten Offering, the Company shall select an investment banking firm of national standing to be the managing underwriter for the offering.

ARTICLE IV

SHELF REGISTRATION

4.1 Shelf Registration Filing.

(a) Loral Common Stock, Loral Class B-1 Non-Voting Stock, Loral Class B-2 Non-Voting Stock, Loral Series A-1 Preferred Stock, Loral Series A-2 Preferred Stock, Loral Series B-1 Preferred Stock and Loral Series B-2 Preferred Stock. Subject to the provisions contained in this Section 4.1(a) and in Sections 3.2(b), 5.2 and 5.3 hereof, upon the earlier of the first Business Day occurring seven (7) days following (i) receipt of a written request from any Major Holder to file with the Commission a Registration Statement (the “Loral Universal Shelf Registration Statement”) relating to the offer and sale of all of the shares of Registrable Loral Common Stock, Registrable Loral Class B-1 Non-Voting Stock, Registrable Loral Class B-2 Non-Voting Stock, Registrable Loral Series A-1 Preferred Stock, Registrable Loral Series A-2 Preferred Stock, Registrable Loral Series B-1 Preferred Stock and Registrable Loral Series B-2 Preferred Stock by the Holders to the public, from time to time, on a delayed or continuous basis, and (ii) any determination by the Board of Directors of Loral to file the Loral Universal Shelf Registration Statement (the “Loral Shelf Filing Deadline”), Loral shall file with the Commission the Loral Universal Shelf Registration Statement; provided, however, that in either case, if Loral is unable to obtain the Auditor Consent within such seven (7) day period, such seven (7) day period shall be extended until two (2) days after receipt by Loral of the Auditor Consent. Loral shall use its reasonable best efforts to obtain the Auditor Consent as promptly as practicable after the earlier of receipt of the written request pursuant to clause (i) or the determination of the Board of Directors pursuant to clause (ii). Subject to the provisions contained in this Section 4.1(a) and in Sections 3.2(b), 5.2 and 5.3 hereof, Loral shall use its reasonable efforts to cause the Loral Universal Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after the filing thereof with the Commission. Any registration effected pursuant to clause (i) above shall not be deemed to constitute a Loral Common Stock Demand Registration, a Loral Class B-1 Non-Voting Stock Demand Registration, a Loral Class B-2 Non-Voting Stock Demand Registration, a Loral Series A-1 Preferred Stock Demand Registration, a Loral Series A-2 Preferred Stock Demand Registration, a Loral Series B-1 Preferred Stock Demand Registration or a Loral Series B-2 Preferred Stock Demand Registration. The Loral Universal Shelf Registration Statement shall specify the intended method of distribution of the subject Registrable Loral Common Stock, Registrable Loral Class B-1 Non-Voting Stock, Registrable Loral Class B-2 Non-Voting Stock, Registrable Loral Series A-1 Preferred Stock, Registrable Loral Series A-2 Preferred Stock, Registrable Loral Series B-1 Preferred Stock and Registrable Loral Series B-2 Preferred Stock substantially in the form of Exhibit A attached hereto. Loral shall file the Loral Universal Shelf Registration Statement on Form S-3 or, if Loral or the offering of the Registrable Loral Common Stock, Registrable Loral Class B-1 Non-Voting Stock, Registrable Loral Class B-2 Non-Voting Stock, Registrable Loral Series A-1 Preferred Stock, Registrable Loral Series A-2 Preferred Stock, Registrable Loral Series B-1 Preferred Stock or Registrable Loral Series B-2 Preferred Stock does not satisfy the requirements for use of such form, such other form as may be appropriate; provided, however, that if the Loral Universal Shelf Registration Statement is not filed on Form S-3, Loral shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to the Loral Universal Shelf Registration Statement to convert it to Form S-3. Notwithstanding the foregoing, subject to Loral’s compliance with its obligations under Article III hereof, Loral shall not be obligated to take any action to effect the Loral Universal Shelf Registration Statement or any amendment thereto during the following periods commencing:

(i) with Loral’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Loral uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Loral’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Loral shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Loral Common Stock, Registrable Loral Class B-1 Non-Voting Stock, Registrable Loral Class B-2 Non-Voting Stock, Registrable Loral Series A-1 Preferred Stock, Registrable Loral Series A-2 Preferred Stock, Registrable Loral Series B-1 Preferred Stock and Registrable Loral Series B-2 Preferred Stock pursuant to the Loral Universal Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(ii) on the effective date of a Registration Statement for an Underwritten Offering of equity securities of Loral for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) and ending 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering.

If Loral issues a notice of a proposed Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Loral shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities of Loral for its own account pursuant to Section 3.1 hereof until the Loral Universal Shelf Registration Statement is first declared effective.

(b) Skynet. Subject to the provisions contained in this Section 4.1(b) and in Sections 5.2 and 5.3 hereof, any Major Holder may, from time to time, request in writing (each a “Skynet Preferred Stock Shelf Request,” or a “Skynet Notes Shelf Request,” as applicable) that Skynet file with the Commission a Registration Statement (the “Skynet Preferred Stock Shelf Registration Statement,” or the “Skynet Notes Shelf Registration Statement,” as applicable) relating to the offer and sale of all of the shares of Registrable Skynet Preferred Stock or all of the Registrable Skynet Notes, as applicable, by the Holders to the public, from time to time, on a delayed or continuous basis; provided, however, that Skynet shall in no event be required to effect more than one (1) Skynet Preferred Stock Shelf Registration Statement and more than one (1) Skynet Notes Shelf Registration Statement. Subject to the provisions contained in this Section 4.1(b) and in Sections 5.2 and 5.3 hereof, upon receipt of a Skynet Preferred Stock Shelf Request or a Skynet Notes Shelf Request, as applicable, Skynet shall cause such applicable Shelf Registration Statement to be filed with the Commission by the Required Filing Date. Skynet shall use its reasonable efforts to cause any such Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after the filing thereof with the Commission. Such Shelf Registration Statement shall specify the intended method of distribution of the subject Registrable Skynet Preferred Stock or Registrable Skynet Notes, as applicable, substantially in the form of Exhibit A attached hereto. Skynet shall file the applicable Shelf Registration Statement on Form S-3 or, if Skynet or the offering of the Registrable Skynet Preferred Stock or the Registrable Skynet Notes, as applicable, does not satisfy the requirements for use of such form, such other form as may be appropriate; provided, however, that if such Shelf Registration Statement is not filed on Form S-3, Skynet shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to such Shelf Registration Statement to convert it to Form S-3. Notwithstanding the foregoing, subject to Skynet’s compliance with its obligations under Article III hereof, Skynet shall not be obligated to take any action to effect the applicable Shelf Registration Statement or any amendment thereto during the following periods commencing:

(i) with Skynet’s issuance of a notice to the Holders pursuant to Section 3.1 hereof of a proposed registration of an Underwritten Offering of equity securities or debt securities, as applicable, of Skynet for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan), continuing while Skynet uses reasonable efforts to pursue such registered Underwritten Offering, and ending upon the earliest to occur of: (A) forty five (45) days immediately following Skynet’s issuance of the notice of such proposed registered Underwritten Offering pursuant to Section 3.1 hereof, unless, within such 45-day period, Skynet shall have (x) filed the Registration Statement for such proposed Underwritten Offering, or (y) issued a press release disclosing such proposed Underwritten Offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Holders to sell their Registrable Skynet Preferred Stock or Registrable Skynet Notes, as applicable, pursuant to the applicable Shelf Registration Statement; (B) the abandonment, cessation or withdrawal of such proposed registered Underwritten Offering; or (C) 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering; and

(ii) on the effective date of a Registration Statement for an Underwritten Offering of equity securities or debt securities, as applicable, of Skynet for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) and ending 90 days immediately following the effective date of the Registration Statement pertaining to such Underwritten Offering.

If, following the receipt of a Skynet Preferred Stock Shelf Request or Skynet Notes Shelf Request, as applicable, Skynet issues a notice of a proposed Underwritten Offering of equity securities or debt securities, as applicable, of Skynet for its own account pursuant to Section 3.1 hereof and subsequently abandons, ceases or withdraws such offering, Skynet shall not issue a notice of a subsequent proposed registration of an Underwritten Offering of equity securities or debt securities, as applicable, of Skynet for its own account pursuant to Section 3.1 hereof until the applicable Shelf Registration Statement is first declared effective. Registrations effected pursuant to this Section 4.1(b) shall not be counted as Skynet Preferred Stock Demand Registrations effected pursuant to Section 2.1(h) hereof or as Skynet Notes Demand Registrations effected pursuant to Section 2.1(i) hereof, as applicable.

4.2 Required Period and Shelf Registration Procedures. The Company shall (i) cause each Shelf Registration Statement to include a resale Prospectus intended to permit each Holder to sell, at such Holder’s election, all or part of the applicable class or series of Registrable Securities held by such Holder without restriction, (ii) use its reasonable efforts to prepare and file with the Commission such supplements, amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective (subject to Section 3.2(b) hereof and to any Suspension Period(s) referred to below) for so long as the securities registered thereunder constitute Registrable Securities (the “Required Period”), and (iii) use its reasonable efforts to cause the resale Prospectus to be supplemented by any required Prospectus supplement (subject to Section 3.2(b) hereof and to any Suspension Period(s) referred to below) and permit such Prospectus to be usable by the Holders during the Required Period.

ARTICLE V

STANDSTILL AND SUSPENSION PERIODS

5.1 Company Standstill Period. In the event of an Underwritten Offering of Registrable Securities pursuant to Section 2.1 hereof, the Company agrees not to, without the prior written consent of the managing underwriter and the Majority Participating Holders, offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities that are the same as, or similar to, such Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, such Registrable Securities (except pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer or another entity, or pursuant to a Company dividend reinvestment plan, or for issuances of securities pursuant to the conversion, exchange or exercise of then-outstanding convertible or exchangeable securities, options, rights or warrants, or pursuant to registrations on Form S-8 or any successor form or otherwise relating solely to securities offered pursuant to any benefit plan), during the period commencing 14 days prior to the effective date of the Registration Statement relating to such Registrable Securities (to the extent timely notified in writing by the Majority Participating Holders or the managing underwriter of such distribution) and ending on the 90th day after such effective date (the “Company Standstill Period”).

5.2 Suspension Period. The Company may, by notice in writing to each Holder, postpone the filing or effectiveness of a Shelf Registration Statement or any other registration requested pursuant to this Agreement, or otherwise suspend the Demand Registration rights of the Holders and/or require the Holders to suspend use of any resale Prospectus included in a Shelf Registration Statement for any period of time reasonably determined by the Company if there shall occur a Material Disclosure Event (such period, a “Suspension Period”). Notwithstanding anything herein to the contrary, neither Loral nor Skynet shall be entitled to more than an aggregate of four (4) Suspension Periods each, with respect to all Registrable Securities issued by either of them, as applicable, which Suspension Periods shall have durations of not more than thirty (30) days each (but may at the Company’s reasonable determination run consecutively for a given Material Disclosure Event), during any consecutive 12 month period, and which Suspension Periods shall not exceed more than ninety (90) days in the aggregate in any consecutive 12-month period; provided, however, that if the Company deems in good faith that it is necessary to file a post-effective amendment to the Shelf Registration Statement in order to comply with Section 4 hereof, then such period of time from the date of filing such post-effective amendment until the date on which the applicable Shelf Registration Statement is declared effective under the Securities Act shall not be treated as a Suspension Period and the Company shall use its reasonable efforts to cause such post-effective amendment to be declared effective as promptly as possible. Each Holder agrees that, upon receipt of notice from the Company of the occurrence of a Material Disclosure Event (a “Suspension Notice”), such Holder shall forthwith discontinue any disposition of Registrable Securities pursuant to the applicable Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144, until the earlier of (i) the expiration of the Suspension Period and (ii) such Holder’s receipt of a notice from the Company to the effect that such suspension has terminated. Any Suspension Notice shall be accompanied by a certificate of the Chief Executive Officer, Chief Financial Officer, President or any Vice President of the Company confirming the existence of the Material Disclosure Event. If so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. The Company covenants and agrees that it shall not deliver a Suspension Notice with respect to a Suspension Period unless Company employees, officers and directors are also prohibited by the Company for the duration of such Suspension Period from effecting any public sales of securities of the Company beneficially owned by them. In the event of a Suspension Notice, the Company shall, promptly after such time as the related Material Disclosure Event no longer exists, provide notice to all Holders that the Suspension Period has ended, and take any and all actions necessary or desirable to give effect to any Holders’ rights under this Agreement that may have been affected by such notice, including the Holders’ Demand Registration rights and rights with respect to any Shelf Registration Statement.

5.3 Holder Standstill Period. Each Holder of Registrable Securities (whether or not such Registrable Securities are covered by a Shelf Registration Statement or by a Registration Statement filed pursuant to Section 2.1 or 3.1 hereof) agrees to enter into a customary lock-up agreement with the managing underwriter for any Underwritten Offering of the Company’s securities for its own account with respect to the same class or series of securities being registered pursuant to such Registration Statement, containing terms reasonably acceptable to such managing underwriter, covering the period commencing 15 days prior to the effective date of any Registration Statement relating to such securities of the Company and ending on the 90th day after such effective date (or such shorter period as shall have been agreed to by the Company’s executive officers and directors in their respective lock-up agreements); provided, however, that the obligations of each Holder under this Section 5.3 shall apply only if: (i) such Holder shall be afforded the right (whether or not exercised by the Holder) to include Registrable Securities in such Underwritten Offering in accordance with and subject to the provisions of Article III hereof; (ii) each of the Company’s executive officers and directors enter into lock-up agreements with such managing underwriter, which agreements shall not contain terms more favorable to such executive officers or directors than those contained in the lock-up agreement entered into by such Holder; and (iii) the aggregate restriction periods in such Holder’s lock-up agreements entered into pursuant to this Section 5.3 shall not exceed an aggregate of 180 days during any 365-day period.

ARTICLE VI

REGISTRATION PROCEDURES

6.1 Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it shall (it being understood and agreed that except as otherwise expressly set forth in this Article VI, if any other provision of this Agreement is more favorable to the Holders than the provisions of this Article VI, such other provision shall apply):

(a) provide the Participating Holders and their respective counsel with a reasonable opportunity to review, and comment on, any Registration Statement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission, and make all changes thereto as any Participating Holder may request in writing to the extent such changes are required, in the reasonable judgment of the Company’s counsel, by the Securities Act and, except in the case of a registration under Article III, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the holders of a majority of the class or series of Registrable Securities covered by the same or the underwriter or underwriters, if any, shall reasonably object;

(b) cause any such Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading, or, if for any other reason it shall be necessary to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(c) furnish, at its expense, to the Participating Holders such number of conformed copies of such Registration Statement and of each such amendment thereto (in each case including all exhibits thereto, except that the Company shall not be obligated to furnish to any such Participating Holder more than two (2) copies of such exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such Registration Statement or Prospectus, as the Participating Holders reasonably may request;

(d) use its reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such securities or “blue sky” laws of the states of the United States as the Participating Holders reasonably shall request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to do any and all other acts and things that may be necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement, except that the Company shall not, for any such purpose, be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to material taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and use its reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such securities regulatory authorities or governmental agencies as may be necessary to enable such Participating Holders to consummate the disposition of such Registrable Securities;

(e) promptly notify the Participating Holders, at any time when a Prospectus or Prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the occurrence of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the Registration Statement or supplementing of the Prospectus, and, as promptly as practicable (subject to Sections 3.2 and 5.2 hereof), prepare and furnish, at its expense, to the Participating Holders a reasonable number of copies of a supplement to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such Registration Statement, each Holder agrees that it shall not enter into any transaction for the sale of any Registrable Securities pursuant to such Registration Statement during the time after the furnishing of the Company’s notice that the Company is preparing a supplement to or an amendment of such Prospectus or Registration Statement and until the filing and effectiveness thereof;

(f) use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g) provide, and cause to be maintained, a transfer agent and registrar for the Registrable Securities covered by such Registration Statement (which transfer agent and registrar shall, at the Company’s option, be the Company’s existing transfer agent and registrar) from and after a date not later than the effective date of such Registration Statement;

(h) notify the Participating Holders and the managing underwriter, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Registration Statement, Prospectus, Prospectus supplement or post-effective amendment related to such Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(i) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable;

(j) in the event of an Underwritten Offering of Registrable Securities pursuant to Section 2.1 hereof, enter into customary agreements (including underwriting agreements in customary form, which may include, in the case of an Underwritten Offering on a firm commitment basis, “lock-up” obligations substantially similar to Section 5.1 hereof) and take such other actions (including using its reasonable efforts to make such road show presentations and otherwise engaging in such reasonable marketing support in connection with any such Underwritten Offering, including the obligation to make its executive officers available for such purpose if so requested by the managing underwriter for such offering) as are reasonably requested by the managing underwriter in order to expedite or facilitate the sale of such Registrable Securities;

(k) make available for inspection by each Participating Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by such Participating Holder or any such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration, provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and shall comply with all Company site safety rules, (ii) Records and information obtained hereunder shall be used by such Inspectors only to exercise their due diligence responsibility and (iii) Records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such Participating Holder, underwriter or Inspectors unless (A) the disclosing party advises the other party that the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or is otherwise required by law, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction (provided, however, that such Person shall use its reasonable efforts to provide the Company with prior written notice of such requirement to afford the Company with an opportunity to seek a protective order or other appropriate remedy in response) or (C) such Records or information otherwise become generally available to the public other than through disclosure by such Participating Holder, underwriter or Inspector in breach hereof or by any Person in breach of any other confidentiality arrangement;

(l) in connection with any registration of an Underwritten Offering of Registrable Securities hereunder, use all reasonable efforts to furnish to each Participating Holder and to the managing underwriter, if any, a signed counterpart, addressed to such Participating Holder and the managing underwriter, if any, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants pursuant to Statement on Auditing Standards No. 72 (or any successor thereto), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as each such Participating Holder and the managing underwriter, if any, reasonably requests;

(m) in connection with any registration of an Underwritten Offering of Registrable Securities hereunder, provide officers’ certificates and other customary closing documents;

(n) reasonably cooperate with each seller of Registrable Securities and any underwriter in the disposition of such Registrable Securities and with underwriters’ counsel, if any, in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the “NASD”);

(o) use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed;

(p) cooperate with the Participating Holders and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

(q) use its reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities; and

(r) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with DTC (provided that such Registrable Securities are so eligible for deposit with DTC and, if not so eligible, the Company shall use reasonable efforts to cause such Registrable Securities to be so eligible for deposit with DTC).

6.2 Holder Obligations. Each Holder agrees:

(a) that it shall furnish to the Company such information regarding such Holder and the plan and method of distribution of Registrable Securities intended by such Holder (i) as the Company may, from time to time, reasonably request in writing and (ii) as shall be required by law or by the Commission in connection therewith;

(b) that information obtained by it or by its Inspectors shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public;

(c) to use its reasonable efforts, prior to making any disclosure allowed by Section 6.1(k)(iii)(A) or (B) hereof, to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the Registration Statement or ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or otherwise required by law; and

(d) in the case of an Underwritten Offering of Registrable Securities pursuant to this Agreement, if requested by the managing underwriter, to enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by each Holder and such other terms and provisions as are customarily contained in such underwriting agreements, including customary indemnity and contribution provisions and “lock-up” obligations substantially similar to Section 5.3 hereof.

6.3 Subsequent Registration Rights. The Company is not currently a party to, any agreement which is, or could be, inconsistent with the rights granted to the holders of Registrable Securities by this Agreement. For as long as any Major Holder of any class or series of Registrable Securities holds at least 50% of such class or series of Registrable Securities issued to such Major Holder on the effective date of the Plan, the Company shall not grant any Person any registration rights other than registration rights that are no more favorable than those being granted hereunder and that shall not be in conflict with, inconsistent with, or otherwise adverse to or lessen the rights of the Holders hereunder in any respect, including, without limitation, priority of registration or ability to transfer or otherwise dispose of Registrable Securities.

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless to the full extent permitted by law (i) each Holder, such Holder’s Affiliates and their respective officers, directors, managers, partners, stockholders, employees, advisors, agents and other representatives of the foregoing, and each of their respective successors and assigns, and each Person who controls any of the foregoing, within the meaning of the Securities Act and the Exchange Act, and (ii) any selling agent selected by the Holders or their affiliates with respect to such Registrable Securities (each such Person being sometimes referred to as an “Indemnified Person”), against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Person is a party thereto) and expenses (including reasonable costs of investigations and legal expenses), joint or several (each a “Loss” and collectively “Losses”), to which such Indemnified Person may become subject, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which such Registrable Securities were included for registration under the Securities Act, including any preliminary or summary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus) or any document incorporated by reference therein or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading; and the Company agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall have no obligation to provide any indemnification or reimbursement hereunder (i) to the extent that any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Holder, or on the Holder’s behalf, specifically for inclusion, respectively, in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary Prospectus and corrected in a final, amended or supplemented Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the final, amended or supplemented Prospectus at or prior to such confirmation of sale in any case in which such delivery is required by the Securities Act, or (iii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in a final Prospectus but was corrected in an amended or supplemented final Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the amended or supplemented final Prospectus at or prior to such confirmation of sale in any case in which such delivery is required by the Securities Act. The indemnity provided in this Section 7.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Person and shall survive the transfer or disposal of the Registrable Securities by the Holder or any such other Persons. The Company will also indemnify, if applicable and if requested, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution pursuant hereto, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Persons. This indemnity shall be in addition to any liability the Company may otherwise have.

7.2 Indemnification by the Holders. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1 hereof) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act (each such Person being sometimes referred to as a “Company Indemnified Person”), against Losses to which the Company or any such Persons may become subject under the Securities Act or otherwise, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which Registrable Securities were included for registration under the Securities Act, or any preliminary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus), or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder, or on such Holder’s behalf, specifically for inclusion, respectively, in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; and each Holder agrees to reimburse such Company Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that a Holder’s aggregate liability under this Agreement shall be limited to an amount equal to the net proceeds (after deducting the underwriter’s discount and expenses) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration.

7.3 Notice of Claims, Etc. Promptly after receipt by any Person entitled to indemnity under Section 7.1 or 7.2 hereof (an “Indemnitee”) of notice of the commencement of any action or proceeding (an “Action”) involving a claim referred to in such Sections, such Indemnitee shall, if indemnification is sought against an indemnifying party, give written notice to such indemnifying party of the commencement of such Action; provided, however, that the failure of any Indemnitee to give said notice shall not relieve the indemnifying party of its obligations under Sections 7.1 or 7.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure. In case an Action is brought against any Indemnitee, and such Indemnitee notifies the indemnifying party of the commencement thereof, each indemnifying party shall be entitled to participate therein and, to the extent it elects to do so by written notice delivered to the Indemnitee promptly after receiving the aforesaid notice, to assume the defense thereof with counsel selected by such Indemnitee and reasonably satisfactory to such indemnifying party. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party, (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such Action, reasonably promptly after notice of the commencement thereof or (iii) such Indemnitee reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the Indemnitee were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnitee. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of counsel for the Indemnitee shall be borne by the indemnifying party; it being understood, however, that the indemnifying party shall not, in connection with any one such claim or proceeding, or separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnitees hereunder, or for fees and expenses that are not reasonable. Anything in this Section 7.3 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent (which consent shall not unreasonably be withheld or delayed), but if settled with the prior written consent of the indemnifying party, or if there shall be a final judgment adverse to the Indemnitee, the indemnifying party agrees to indemnify the Indemnitee from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which the Indemnitee would be entitled to indemnification or contribution hereunder (whether or not the Indemnitee is an actual party to such action or claim), which (i) does not include as a term thereof the unconditional release of the Indemnitee from all liability in respect of such action or claim or (ii) includes an admission of fault, culpability or a failure to act by or on behalf of the Indemnitee.

7.4 Contribution. If the indemnification provided for in this Article VII is unavailable or insufficient to hold harmless an Indemnitee in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnitee, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitee or indemnifying party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation; provided, however, that a Holder’s aggregate liability under this Section 7.4 shall be limited to an amount equal to the net proceeds (after deducting the underwriter’s discount but before deducting expenses) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were determined solely by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

7.5 Indemnification Payments; Other Remedies.

(a) Periodic payments of amounts required to be paid pursuant to this Article VII shall be made during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the indemnifying party in respect of any particular Loss as incurred.

(b) The remedies provided in this Article VII are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

ARTICLE VIII

REGISTRATION EXPENSES.

In connection with any offerings pursuant to a Registration Statement hereunder, the Company shall pay (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” laws qualifications of the Registrable Securities), (iii) printing and duplicating expenses, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters or with any required special audits), (vi) the reasonable fees and expenses of any special experts retained by the Company, (vii) fees and expenses in connection with any review of underwriting arrangements by the NASD, including fees and expenses of any “qualified independent underwriter” in connection with an Underwritten Offering, (viii) reasonable fees and expenses of not more than one counsel for the Participating Holders (as a group), (ix) fees and expenses in connection with listing, if applicable, the Registrable Securities on a securities exchange or the Nasdaq National Market, and (x) all duplicating, distribution and delivery expenses. In connection any offerings pursuant to a Registration Statement, each Participating Holder shall pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Participating Holder in connection with an Underwritten Offering; (ii) any out-of-pocket expenses of such Participating Holder including any fees and expenses of counsel to such Participating Holder (other than as set forth in clause (viii) of the immediately preceding sentence); and (iii) any applicable transfer taxes.

ARTICLE IX

RULE 144

With a view to making available to the Holders the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, (i) Loral covenants that, from and after the time that and for so long as it is subject to Section 13 or 15(d) of the Exchange Act thereafter, and (ii) Skynet covenants that, from and after the time that and for so long as it is subject to Section 13 or 15(d) of the Exchange Act, it shall use its reasonable efforts to file in a timely manner all reports required to be filed by it under the Exchange Act, and that it shall comply with the requirements of Rule 144(c), as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Holder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of any Holder, the Company shall promptly deliver to such Holder a written statement as to whether it has complied with such requirements and, upon such Holder’s compliance with the applicable provisions of Rule 144 and its delivery of such documents and certificates as the Company’s transfer agent may reasonably request in connection therewith, shall take such reasonable action as may be required (including using its reasonable efforts to cause legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by such Holder, in accordance with the terms and conditions of Rule 144.

ARTICLE X

MISCELLANEOUS

10.1 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

if to any Holder, at the address of such Holder as set forth on Exhibit B hereto,

with copies to:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, NY 10038

Attn: Doron Lipshitz, Esq.

Telephone: (212) 806-6440

Facsimile: (212) 806-7140

and if to Loral or Skynet, at:

Loral Space & Communications Inc.

600 Third Avenue

New York, NY 10016

Attn: Chief Financial Officer

Telephone: 212-338-5359

Facsimile: 212-867-5248

with copies to:

Loral Space & Communications Inc.

600 Third Avenue

New York, NY 10016

Attn: General Counsel

Telephone: 212-338-5340

Facsimile: 212-338-5320

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.

10.2 Successors and Assigns. This Agreement may not be assigned by any Holder other than to a Permitted Assignee (provided, however, that such Permitted Assignee agrees in writing to be bound by the terms of this Agreement), whereupon such Permitted Assignee shall be deemed to be a Holder for all purposes of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and all successors to Loral, Skynet and the Holders.

10.3 Amendments; Waivers. Any provision of this Agreement affecting a party may be amended or modified only by a written agreement signed by each such affected party; provided, however that any approval required by the Holders of a specified class or series of Registrable Securities shall be effected by the Holders of a majority of the applicable class or series of Registrable Securities then outstanding. No provision of this Agreement affecting a party may be waived except pursuant to a writing signed by each such affected party; provided, however that any approval required by the Holders of a specified class or series of Registrable Securities shall be effected by the Holders of a majority of the applicable class or series of Registrable Securities then outstanding.

10.4 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

10.5 Attorney’s Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

10.6 Termination Of Registration Rights; Survival. All rights granted under this Agreement shall terminate with respect to any Holder at such time as such Holder ceases to own any Registrable Securities and this entire Agreement shall terminate when all Holders cease to own any Registrable Securities. The provisions of Articles VII, VIII and X shall survive any termination of this Agreement.

10.7 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.8 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

10.9 Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.1 hereof, such service to become effective ten (10) days after such mailing.

10.10 Loral Class B Non-Voting Stock. The parties acknowledge and agree that notwithstanding anything to the contrary in this Agreement, the Loral Class B Non-Voting Stock does not exist on the date hereof and that for the purposes of and unless otherwise provided in this Agreement, the Loral Class B Non-Voting Stock shall be deemed to be issued and outstanding, and all provisions herein related thereto shall be applicable and effective and Loral shall be required to comply with any and all of its covenants and other obligations with respect to such Loral Class B Non-Voting Stock as of and from the date of the Class B Non-Voting Stock Authorization.

10.11 Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signatures.

10.12 Entire Agreement. This Agreement embodies the entire agreement and understanding between Loral, Skynet and the Holders in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

10.13 Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

LORAL SPACE & COMMUNICATIONS INC.
By:	/s/ Richard J. Townsend
Name: Richard J. Townsend
Title: Executive Vice President and Chief Financial Officer

LORAL SKYNET CORPORATION

By:	/s/ Richard J. Townsend
Name: Richard J. Townsend
Title: Executive Vice President

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By: MHR Advisors LLC, its General Partner

By:	/s/ Hal Goldstein
Name: Hal Goldstein
Title: Vice President

MHR CAPITAL PARTNERS (100) LP

By: MHR Advisors LLC, its General Partner

By:	/s/ Hal Goldstein
Name: Hal Goldstein
Title: Vice President

MHR INSTITUTIONAL PARTNERS II LP

By: MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Hal Goldstein
Name: Hal Goldstein
Title: Vice President

MHR INSTITUTIONAL PARTNERS IIA LP

By: MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Hal Goldstein
Name: Hal Goldstein
Title: Vice President

MHR INSTITUTIONAL PARTNERS III LP

By: MHR Institutional Advisors III LLC, its General Partner

By:	/s/ Hal Goldstein
Name: Hal Goldstein
Title: Vice President

EXHIBIT A

PLAN OF DISTRIBUTION

The selling securityholders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling securityholder as a gift, partnership distribution or other non-sale-related transfer after the date of this prospectus (all of whom may be selling securityholders), may sell the securities from time to time on any stock exchange or automated interdealer quotation system on which the securities are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling securityholders may sell the securities by one or more of the following methods, without limitation:

(a)	block trades in which the broker or dealer so engaged shall attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

(b)	purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

(c)	an exchange distribution in accordance with the rules of any stock exchange on which the securities are listed;

(d)	ordinary brokerage transactions and transactions in which the broker solicits purchases;

(e)	privately negotiated transactions;

(f)	short sales;

(g)	through the writing of options on the securities, whether or not the options are listed on an options exchange;

(h)	through the distribution of the securities by any selling securityholder to its partners, members or stockholders;

(i)	one or more underwritten offerings on a firm commitment or best efforts basis; and

(j)	any combination of any of these methods of sale.

The selling securityholders may also transfer the securities by gift. The issuer does not know of any arrangements by the selling securityholders for the sale of any of the securities.

The selling securityholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of the securities. These brokers, dealers or underwriters may act as principals, or as an agent of a selling securityholder. Broker-dealers may agree with a selling securityholder to sell a specified number of the securities at a stipulated price per security. If the broker-dealer is unable to sell securities acting as agent for a selling securityholder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire securities as principals may thereafter resell the securities from time to time in transactions on any stock exchange or automated interdealer quotation system on which the securities are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above. The selling securityholders may also sell the securities in accordance with Rule 144 under the Securities Act of 1933, as amended, rather than pursuant to this prospectus, regardless of whether the securities are covered by this prospectus.

From time to time, one or more of the selling securityholders may pledge, hypothecate or grant a security interest in some or all of the securities owned by them. The pledgees, secured parties or persons to whom the securities have been hypothecated shall, upon foreclosure in the event of default, be deemed to be selling securityholders. As and when a selling securityholder takes such actions, the number of securities offered under this prospectus on behalf of such selling securityholder shall decrease. The plan of distribution for that selling securityholder’s securities shall otherwise remain unchanged. In addition, a selling securityholder may, from time to time, sell the securities short, and, in those instances, this prospectus may be delivered in connection with the short sales and the securities offered under this prospectus may be used to cover short sales.

To the extent required under the Securities Act of 1933, as amended, the aggregate amount of selling securityholders’ securities being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer shall be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the securities may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling securityholder and/or purchasers of selling securityholders’ securities for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

The selling securityholders and any underwriters, brokers, dealers or agents that participate in the distribution of the securities may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the securities sold by them may be deemed to be underwriting discounts and commissions.

A selling securityholder may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the securities in the course of hedging the positions they assume with that selling securityholder, including, without limitation, in connection with distributions of the securities by those broker-dealers. A selling securityholder may enter into option or other transactions with broker-dealers that involve the delivery of the securities offered hereby to the broker-dealers, who may then resell or otherwise transfer those securities. A selling securityholder may also loan or pledge the securities offered hereby to a broker-dealer and the broker-dealer may sell the securities offered hereby so loaned or upon a default may sell or otherwise transfer the pledged securities offered hereby.

A selling securityholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the selling securityholder or borrowed from the selling securityholder or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from the selling securityholder in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions shall be an underwriter and, if not identified in this prospectus, shall be identified in the applicable prospectus supplement (or a post-effective amendment).

The selling securityholders and other persons participating in the sale or distribution of the securities shall be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the securities by the selling securityholders and any other person. The anti-manipulation rules under the Securities Exchange Act of 1934 may apply to sales of securities in the market and to the activities of the selling securityholders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the securities to engage in market-making activities with respect to the particular securities being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the securities.

The issuer has agreed to indemnify in certain circumstances the selling securityholders and any brokers, dealers and agents (who may be deemed to be underwriters), if any, of the securities covered by the registration statement, against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The selling securityholders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The securities offered hereby were originally issued to the selling securityholders pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. The issuer agreed to register the securities under the Securities Act of 1933, as amended, and to keep the registration statement of which this prospectus is a part effective for a specified period of time. The issuer has agreed to pay all expenses in connection with this offering, including the fees and expenses of counsel to the selling securityholders, but not including underwriting discounts, concessions, commissions or fees of the selling securityholders.

The issuer shall not receive any proceeds from sales of any securities by the selling securityholders.

The issuer cannot assure you that the selling securityholders shall sell all or any portion of the securities offered hereby.

EXHIBIT B

HOLDERS NOTICE INFORMATION

MHR Capital Partners LP

MHR Capital Partner (100) LP

MHR Institutional Partners LP

MHR Institutional Partners II LP

MHR Institutional Partners IIA LP

MHRM LP

MHRA LP

c/o MHR Fund Management LLC

40 West 57th Street, 24th Floor

New York, NY 10019

Attn: Hal Goldstein

Telephone: (212) 262-0005

Facsimile: (212) 262-9356